UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2026

CHS Inc.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 001-36079

Minnesota				41-0251095
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification Number)
5500 Cenex Drive
	Inver Grove Heights,	Minnesota	55077
(Address of principal executive offices, including zip code)
	(651)	355-6000
(Registrant's telephone number, including area code)
  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8% Cumulative Redeemable Preferred Stock	CHSCP	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 1	CHSCO	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 2	CHSCN	The Nasdaq Stock Market LLC
Class B Reset Rate Cumulative Redeemable Preferred Stock, Series 3	CHSCM	The Nasdaq Stock Market LLC
Class B Cumulative Redeemable Preferred Stock, Series 4	CHSCL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Securitization Facility Amendment

On August 26, 2026, CHS Inc. (the “Company”) entered into an Omnibus Amendment No. 16 (the “Receivables Purchase Agreement and Sale Agreement Amendment”), by and among Cofina Funding, LLC (“Cofina Funding”), an indirect subsidiary of the Company, as seller, the Company, as servicer, and, solely with respect to Section 7 of the Receivables Purchase Agreement and Sale Agreement Amendment, as the performance guarantor, CHS Capital, LLC (“CHS Capital”), as an originator, each of the conduit purchasers, committed purchasers and purchaser agents set forth on the signature pages thereto and MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch), as administrative agent (“MUFG”), to (i) that certain Amended and Restated Receivables Purchase Agreement, dated as of July 18, 2017, by and among Cofina Funding, the Company, the purchasers and the purchaser agents party thereto and MUFG (as previously amended, the “Receivables Purchase Agreement”) and (ii) that certain Sale and Contribution Agreement, dated as of July 22, 2016, by and among Cofina Funding, CHS Capital, and the Company (as previously amended, the “Sale and Contribution Agreement”). In addition to implementing certain administrative changes, the Receivables Purchase Agreement and Sale Agreement Amendment further amends and restates the Receivables Purchase Agreement to extend the term of the Company’s receivables and loans securitization facility provided under the Receivables Purchase Agreement to August 25, 2027, unless terminated earlier pursuant to the terms of the Receivables Purchase Agreement and implement pricing revisions (including removing the credit spread adjustment).

Repurchase Facility Amendment

On August 26, 2026, the Company entered into an Omnibus Amendment No. 4 (the “Omnibus Amendment No. 4”), by and among Coöperatieve Rabobank U.A., New York Branch, a Dutch coöperatieve acting through its New York Branch (“Rabobank”), as buyer, the Company and CHS Capital, LLC, a Minnesota limited liability company (“CHS Capital”), as sellers, the Company, as agent for the sellers and solely for purposes of Section 5.3 of the Omnibus Amendment No. 4, as guarantor, to that certain Master Framework Agreement, dated July 11, 2023, by and among Rabobank, the Company and CHS Capital (as previously amended, the “Framework Agreement”). In addition to implementing certain administrative changes, the Omnibus Amendment No. 4 extends the scheduled term of the Company’s repurchase financing facility under the Framework Agreement to August 25, 2027.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHS Inc.

Date: August 26, 2026	By:	/s/ Olivia Nelligan
Olivia Nelligan
Executive Vice President, Chief Financial Officer and Chief Strategy Officer